HYDRO SLOTTER

Thursday, April 17, 2014

Mr. Al Morra
Falconridge Oil Ltd.
17-120 West Beaver Creek Rd.
Richmond Hill, ON L4B 1L2

Dear Mr. Morra,

Re: Licence Agreement as of October 1st, 2012

Pursuant to your letter dated April 16, 2014, Hydroslotter Corporation agrees to extend the term of the license agreement between our companies to December 31, 2014.

Best regards,

Skip Taylor

We hereby agree to the renewal

April 21, 2014

Managing Director
Falconridge Oil Ltd.

10 Valleyview Court Kleinburg, ON L0J 1C0
Tel: (905) 893-5550 Fax: (905) 893-2488